Exhibit 99.2 Landstar System, Inc. 2Q 2024 Earnings Conference Call Date

2Q 2024 Forward-Looking Statements Disclaimer The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are “forward-looking statements.” This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial or legal risks or uncertainties detailed in Landstar’s Form 10-K for the 2023 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. 2

2Q 2024 Non-GAAP Financial Measures In this slide presentation, the Company provides the following information that may be deemed a non-GAAP financial measure: variable contribution, variable contribution margin and operating income as a percentage of variable contribution. Management believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment- by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. Management believes that operating income as a percentage of variable contribution is a useful measure as: (i) variable costs of revenue for a significant portion of the Company’s business are highly influenced by short-term market-based trends in the freight transportation industry, whereas other costs, including other costs of revenue, are much less impacted by short-term freight market trends; and (ii) this measure is meaningful to investors’ evaluations of the Company’s management of costs attributable to operations other than the purely variable costs associated with purchased transportation and commissions to agents that the Company incurs to provide services to our customers. Management also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company’s results as compared to the results of peer companies; and (3) management considers this financial information in its decision making. A tabulation of the expenses identified as costs of revenue as well as a reconciliation of gross profit to variable contribution and gross profit margin to variable contribution margin for the 2024 and 2023 second quarters and year-to-date periods is included in this slide presentation within the Appendix. 3

2Q 2024 Executive Summary Frank Lonegro Chief Executive Officer 4

CEO Perspective Slide header R E S U L T S H I G H L I G H T S Dollars in Millions (except per share amounts) ⚫ 2Q revenue performance 2Q 2024 first sequential revenue Metric 2Q 2024 2Q 2023 Chg. increase since 2Q 2022 ⚫ Strong Balance Sheet Revenue $ 1,225.0 $ 1,373.9 (10.8%) continues to return meaningful amounts of capital to stockholders Operating Income $ 68.1 $ 88.0 (22.6%) ⚫ Continuing to invest in leading-edge technology and new trailing equipment in support of our Earnings per Share $ 1.48 $ 1.85 (20.0%) network of small business owners 5

Landstar Network and 2Q Operating Results

LANDSTAR NETWORK

Agents	Customers	Capacity	Employees
~1,100	25,000+	79,000+	~1,500



LANDSTAR

2Q RESULTS

$1.11B	Truck Revenue
508K	Truck Loadings
$2,177	Truck Revenue per Load
524	Million $ Agents*
9,180	BCO Trucks
70,832	Carriers
17,800+	Trailers
0.57	DOT Accidents per Million Miles**

* Based on 2023 fiscal year

** Based on 2Q 2024 YTD; See definition of DOT Accidents within the Appendix

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Truck Capacity All information is provided as of the end of the applicable period A V A I L A B L E T R U C K C A P A C I T Y P R O V I D E R S Type of Capacity Jun 29, 2024 Dec 30, 2023 Jul 1, 2023 BCO Independent Contractors 8,385 9,024 9,748 Truck Brokerage Carriers (1) Approved and Active 45,382 49,111 58,303 Other Approved 25,450 27,524 29,503 Total Truck Brokerage Carriers 70,832 76,635 87,806 Total Available Truck Capacity Providers 79,217 85,659 97,554 Trucks Provided by BCO Independent Contractors 9,180 9,809 10,548 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180-day period immediately preceding the period end. Note: Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and not included in either revenue or the cost of purchased transportation, were $135.9 million and $166.5 million in the 2024 and 2023 year-to-date periods, respectively, and $68.4 million and $78.3 million in the 2024 and 2023 second quarters, respectively. 7

2Q 2024 Financial Results Jim Todd Chief Financial Officer 8

Revenue Slide header Dollars in Millions R E S U L T S V A R I A N C E (1) (2) Revenue Source Rate Vol. Chg. Truck (2.6%) (8.9%) (11.3%) $1,373.9 $1,225.0 Rail Intermodal (6.7%) (5.2%) (11.6%) Ocean/Air (7.8%) 2.5%) (5.5%) Insurance Premiums N/A N/A (12.8%) Total Revenue—— (10.8%) 2Q 2024 2Q 2023 (1) Percentage change in rate is calculated on a revenue per load basis. (2) Percentage change in volume is calculated on the number of loads hauled. 9

Revenue Variances by Industry Served with Revenue Share Indicated Amounts in Percent Transportation logistics revenue down 11% Y-O-Y Revenue Share Y-O-Y Change Market Segment 2Q 2024 2Q 2023 in Revenue 27.5 27.1 Consumer Durables (10) 14.2 13.9 Machinery (8) 10.9 12.0 Automotive (19) 9.6 8.5 Building Products 0 7.7 8.1 AA&E, Hazmat (16) 5.2 5.0 Metals (8) 2.2 2.6 Foodstuffs (24) 1.5 1.9 Substitute Line Haul (31) 21.2 20.9 Other (10) 10

(1) (2) Gross Profit and Variable Contribution with Associated Margins Dollars in Millions R E S U L T S C H A N G E I N V C M A R G I N Gross Variable Amounts in % 2Q Profit Contribution 2023 14.4 $198.2 $175.1 (3) Revenue – Fixed 0.2 $139.7 $120.0 Revenue – Variable (0.4) Change in Mix/Other 0.1 9.8% 10.2% 14.3% 14.4% 2024 14.3 2Q 2024 2Q 2023 2Q 2024 2Q 2023 (1) Gross profit equals revenue less the cost of purchased transportation, commissions to agents and other costs of revenue. Gross profit margin equals gross profit divided by revenue. (2) Variable contribution (VC) equals revenue less the cost of purchased transportation and commissions to agents. Variable cont ribution margin equals VC divided by revenue. (3) Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 43% and 42% of revenue in the 2024 and 2023 second quarters, respectively. 11

Operating Income Slide header as a Percentage of Gross Profit and Variable Contribution Dollars in Millions R E S U L T S C H A N G E I N P E R C E N T A G E of Variable Contribution Operating Percentage of Amounts in % 2Q Income Gross Profit Variable Contribution 2023 44.4) $88.0 63.0% 56.7% Other operating costs (1.3) $68.1 44.4% 38.9% Insurance and claims 0.4 SG&A (3.9) Depreciation and amortization (0.7) 2Q 2024 2Q 2023 2024 38.9) 2Q 2024 2Q 2023 2Q 2024 2Q 2023 12

Key Balance Sheet and Cash Flow Statistics Dollars in Millions (1) N E T C A S H S O U R C E S / U S E S O F C A S H (2) Year-to-date as of date indicated with Debt to Capital as of date indicated Cash Flow Type Jun 29, 2024 Jul 1, 2023 Cash flow from operations $ 142.3 $ 191.7 Capital expenditures $ 16.8 $ 12.6 $430.6 (3) Free cash flow $ 125.6 $ 179.1 Share repurchases $ 56.5 $ 15.4 $334.4 Dividends paid $ 95.0 $ 93.4 R E T U R N S Trailing 12 months as of date indicated Return Type Jun 29, 2024 Jul 1, 2023 Equity 22% 37% 7% 8% Invested Capital 20% 34% Assets 12% 18% Jun 29, 2024 Jul 1, 2023 (1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. (2) Capital is defined as total debt plus total shareholders’ equity. (3) Free cash flow is defined as cash flow from operations less cash capital expenditures. 13

2Q 2024 3Q Guidance & Closing Remarks Frank Lonegro Chief Executive Officer 14

3Q Guidance Slide header Ü Consolidated Revenue of $1.175 - $1.275 billion – Truck Loads 6% — 10% below prior year – Truck Revenue per Load 0% — 4% above prior year Ü Earnings per Share of $1.35 — $1.55 – Insurance Expense to approximate 5.5% of BCO revenue – Effective Income Tax Rate of 24.5% 15

2Q 2024 Appendix 16

Revenue Breakdown by Service Type P E R C E N T A G E O F R E V E N U E 2Q 2 0 2 4 by Service Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% T R U C K T R A N S P O R T A T I O N T R U C K L O A D Van — 51%, Unsided/Platform — 31% LTL — 2% OTHER TRUCK — 6% RAIL INTERMODAL — 2% OCEAN / AIR CARGO — 6% ALL OTHER — 2% C H A N G E I N S H A R E S I N C E 2 Q 2 0 2 3 Van Unsided/ Platform Other Truck Rail Ocean/ All LTL Equipment Equipment Transportation Intermodal Air cargo Other 51% Ü 51% 29% Ü 31% 2% Ü 2% 9% Ü 6% 2% Ü 2% 5% Ü 6% 2% Ü 2% 17

Truckload Loadings and Revenue per Truckload Trends V A N U N S I D E D / P L A T F O R M NUMBER OF LOADS NUMBER OF LOADS 400,000 150,000 300,000 100,000 200,000 50,000 100,000 0 0 REVENUE PER LOAD REVENUE PER LOAD $3,500 $3,500 $3,000 $3,000 $2,500 $2,500 $2,000 $2,000 $1,500 $1,500 $1,000 $1,000 $500 $500 $- $- 18

Revenue – Year-to-Date Slide header Dollars in Millions R E S U L T S V A R I A N C E (1) (2) Revenue Source Rate Vol. Chg. $2,809.5 Truck (5.0%) (11.0%) (15.4%) $2,396.0 Rail Intermodal (5.4%) (6.6%) (11.6%) Ocean/Air (10.8%) 2.9%) (8.2%) Insurance Premiums N/A N/A (12.5%) Total Revenue—— (14.7%) 2Q 2024 YTD 2Q 2023 YTD (1) Percentage change in rate is calculated on a revenue per load basis. (2) Percentage change in volume is calculated on the number of loads hauled. 19

Gross Profit and Variable Contribution – Year-to-Date with Associated Margins Dollars in Millions R E S U L T S C H A N G E I N V C M A R G I N Gross Variable Amounts in % 2Q YTD Profit Contribution 2023 14.5 $406.9 $343.4 (1) $292.7 Revenue – Fixed 0.1 $233.9 Revenue – Variable (0.5) Change in Mix/Other 0.2 9.8% 10.4% 14.3% 14.5% 2024 14.3 2Q 2024 YTD 2Q 2023 YTD 2Q 2024 YTD 2Q 2023 YTD (1) Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 43% and 42% of revenue in the 2024 and 2023 year-to-date periods, respectively. 20

Operating Income – Year-to-Date Slide header as a Percentage of Gross Profit and Variable Contribution Dollars in Millions R E S U L T S C H A N G E I N P E R C E N T A G E of Variable Contribution Operating Percentage of Amounts in % 2Q YTD Income Gross Profit Variable Contribution 2023 46.5) $189.2 64.7% 54.7% Other operating costs (2.1) 46.5% $128.0 37.3% Insurance and claims (0.3) SG&A (5.9) Depreciation and amortization (0.9) 2Q 2024 2Q 2023 2Q 2024 2Q 2023 2Q 2024 2Q 2023 YTD YTD 2024 37.3) YTD YTD YTD YTD 21

Reconciliation of Gross Profit to Variable Contribution Dollars in Thousands Twenty-Six Weeks Ended Thirteen Weeks Ended June 29, July 1, June 29, July 1, 2024 2023 2024 2023 Revenue $ 2,396,048 $ 2,809,532 $ 1,225,005 $ 1,373,857 Costs of revenue: Purchased transportation 1,855,579 2,154,491 950,058 1,053,197 Commissions to agents 197,098 248,153 99,816 122,478 Variable costs of revenue 2,052,677 2 ,402,644 1 ,049,874 1,175,675 Trailing equipment depreciation 13,834 16,519 6,937 8,150 Information technology costs (1) 11,986 13,493 6,182 6,742 Insurance-related costs (2) 54,659 58,382 27,881 30,122 Other operating costs 28,994 25,840 14,135 13,462 Other costs of revenue 109,473 114,234 55,135 58,476 Total costs of revenue 2,162,150 2,516,878 1,105,009 1,234,151 Gross profit $ 2 33,898 $ 2 92,654 $ 1 19,996 $ 1 39,706 Gross profit margin 9.8% 10.4% 9.8% 10.2% Plus: other costs of revenue 109,473 114,234 55,135 58,476 Variable contribution $ 343,371 $ 406,888 $ 1 75,131 $ 198,182 Variable contribution margin 14.3% 14.5% 14.3% 14.4% (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 22

Free Cash Flow with Stock Purchases and Dividends Dollars and Shares in Millions 5 – Y E A R S U M M A R Y Cash Flow Item 2019 2020 2021 2022 2023 Free Cash Flow $ 288 $ 177 $ 253 $ 597 $ 368 Share Repurchases $ 89 $ 116 $ 123 $ 286 $ 54 Dividends Paid $ 28 $ 110 $ 112 $ 116 $ 117 (1) Common Share Count 39.5 38.4 37.7 35.9 35.7 (1) Common share count as of the end of the applicable period. 23

DOT Accident [1] Frequency

per Million Miles Traveled by BCOs



5-YEAR SUMMARY
0.70
0.65
0.60
0.55
0.50
0.57
0.57
0.65
0.62
0.60
2019
2020
2021
2022
2023

(1) A "DOT Accident" is defined, consistent with U.S. 49 CFR 390.5T, as an occurrence involving a commercial motor vehicle operating on a highway in interstate or intrastate commerce that results in a fatality, a bodily injury to a person who, as a result of the injury, immediately receives medical treatment away from the scene of the accident, or one or more motor vehicles incurring disabling damage as a result of the accident, requiring the motor vehicle(s) to be transported away from the scene by a tow truck or by other motor vehicle, but does not include an occurrence involving only boarding and alighting from a stationary motor vehicle or an occurrence involving only the loading or unloading of cargo.

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Landstar System, Inc. 2Q 2024 Earnings Conference Call Date